Exhibit 99.1

POSITIONED FOR GROWTH September 2012

Forward Looking Statements This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2011 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Rockwood Today Global inorganic specialty chemicals and advanced materials company LTM net sales of $3,570 million (6/30/12) LTM Adjusted EBITDA of $879 million, 24.6% of net sales Adjusted EBITDA margin of 24.4% of net sales (Q2 2012) Established in 2000 Public as of August 2005 Traded on NYSE - ROC Note: See Appendix for reconciliation of non-GAAP measures

Key Features of Rockwood Excellent portfolio of businesses - No. 1 or No. 2 market position globally - Technology leaders - Limited exposure to oil prices High margin businesses, LTM Adjusted EBITDA - 24.6% of net sales Generating excellent operating cash flow - $482M in 2010; $449M in 2011 and $147M in Q2 ended 6/30/12 Established track record as a public company since 2005 Significant improvement in balance sheet since 2008, net debt/LTM Adjusted EBITDA of 1.62x as of June 2012 Excellent opportunities for organic growth Leading global producer of lithium products

Steady Growth and Strong Adjusted EBITDA Margins Note: Reflects the divestitures of the Groupe Novasep, Electronics and AlphaGary businesses. FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 2,362 2,553 2,877 3,488 2,769 3,192 3,669 3,570 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 464 489 583 652 510 634 863 879 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 Adjusted EBITDA Net Sales [$M] [$M] 19.6% 19.2% 20.3% 18.7% 18.4% 19.9% 23.5% 24.6% Margin %

Net Debt/LTM Adjusted EBITDA Note: Net Debt is total debt less total cash. LTM Adjusted EBITDA is calculated as set forth in the leverage ratio under the senior secured credit agreement for Rockwood Specialties Group, Inc.

Rockwood Business Sectors – LTM June 2012 Advanced Ceramics Performance Additives Surface Treatment Net Sales: $739M Adj. EBITDA: $153M % Margin: 20.7% Net Sales: $772M Adj. EBITDA: $140M % Margin: 18.2% Net Sales: $884M Adj. EBITDA: $270M % Margin: 30.5% Net Sales: $3,570M Adjusted EBITDA: $879M % Margin: 24.6% Note: See Appendix for reconciliation of non-GAAP measures. TiO2 Pigments Net Sales: $563M Adj. EBITDA: $179M % Margin: 31.7% Lithium Net Sales: $458M Adj. EBITDA: $175M % Margin: 38.3%

#1 globally in lithium compounds & chemicals Lithium

Lithium – Selected Applications Lithium carbonate Butyl-lithium Lithium metal Lithium hydroxide Lithium specialties Pharmaceuticals Pharmaceuticals Pharmaceuticals Glass ceramics Grease CO 2 Absorption Elastomers Aluminum Lithium Batteries Electronic Materials Cement Cement Al - alloys Al - alloys Mining Agrochemicals Agrochemicals Li-Ion-Batteries Li-Ion-Batteries Key Products Key Applications

Li-Acetylide Methyl-lithium Phenyl-lithium LDA LHS Li-t-Butoxide Li-Methoxide Li-Hydride Li-tri (t-butoxy)-alanate Li-Amide Li-Salicylate Li-Citrate Li-Benzoate Li-Acetate Li-Zeolite Potash Bischofite Li-Sulphate Li-Nitrate Li-Phosphate Li-Silicate Li-Tetra-borate Li-Chromate Sabalith Li-Nitride Li-Bromide Li-Fluoride Li-Peroxide Li-Hydroxide CO2- Absorption Products Li-Iodide Li-Perchlorate LiBOB Anodes Foils Lithium Carbonate Lithium Chloride Brines Butyl- lithium Li-Alanate Lithium Metal Life-Science Products Metal and Battery Products Other Products Lithium Value Chain

17% CAGR for battery grade lithium for the past ten years for portable electronic devices, Penetration of lithium ion batteries for mobile power tools (drills, etc.), Pharmaceutical applications, and Alloys in aerospace structures. Lithium Growth

Lithium – Net Sales & Adjusted EBITDA Note: See Appendix for reconciliation of non-GAAP measures. 302 324 391 436 357 397 457 458 2005 2006 2007 2008 2009 2010 2011 LTM 6/2012 91 109 146 181 142 145 170 175 2005 2006 2007 2008 2009 2010 2011 LTM 6/2012 Adjusted EBITDA Net Sales [$M] [$M] 30.3% 33.8% 37.4% 41.5% 39.7% 36.6% 37.3% 38.3% Margin %

Lithium Expected Growth Drivers Portable Mobile Devices Pharmaceuticals Aerospace Alloys Agrichemicals Potential Step Change in Demand Plug-in and Hybrid Electric Vehicles Advanced storage batteries for alternative energy production, e.g., wind and solar

Specific Energy & Energy Density of Secondary Batteries Source: Prismark Partners LLC 100 0 0 50 100 150 200 250 200 300 400 Pb-Acid Ni-Cd Ni-MH Li-ion, Li-ion polymer Energy Density (Wh/l) Specific Energy (Wh/kg) kc107.249jp-energy1 Lighter Smaller

Power & Energy of Secondary Batteries Source: Prismark Partners LLC 500 1000 1500 2000 2500 3000 0 0 50 100 150 200 250 Pb-Acid Ni-Cd Ni-MH Li-ion, Li-ion polymer Specific Power (W/kg) Specific Energy (Wh/kg) kc107.249jp-energy2 Run Time Power Burst

Lithium Ion Battery Market Application Lithium Carbonate Content Cell Phone 3 grams ~ 0.1 oz Notebook 30 grams ~ 1.0 oz Power Tool 30-40 grams ~ 1.0-1.4 oz Plug-in Hybrid 16 kWh 20 lbs All Electrical Vehicle (EV) 25 kWh 50 lbs ...Lithium Carbonate usage rate in Lithium Ion batteries Lithium Carbonate usage depends on the type of battery:

Lithium Carbonate Equivalent (LCE) Demand Current global demand for battery-grade lithium-carbonate (LCE) 40 million lbs/year Addition of 1 million all-electric cars will demand (LCE) Additional 50 million lbs Addition of 1 million plug-in hybrids will demand (LCE) Additional 20 million lbs Total Global Auto Production 2010: 60-65 million vehicles Source: Company Estimate

Rockwood Investments & Positioning $75 million expansion and upgrade of US lithium production facilities start-up in June 2012 Expansion and upgrade of Silver Peak, NV, lithium brine ponds Construction of high purity lithium hyrdoxide production plant at Kings Mountain, NC $20 million Global Technical Center to develop advanced battery materials for EVs, storage and other new applications

Rockwood Investments & Positioning, cont. Announced $140 million expansion of lithium carbonate plant in La Negra, Chile Continued technological leadership in butylithium and pharmaceutical compounds

Surface Treatment Chemicals 2nd largest global producer of products & services for metal processing Automotive paint shop applications and automotive components, steel and aluminum coil industry, wire and tube drawing, cold extrusion, appliances, aluminum finishing, heavy equipment, aircraft manufacturing and maintenance.

Surface Treatment – Net Sales & Adjusted EBITDA Note: FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 471 522 594 724 564 662 743 739 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 69 82 98 120 85 123 151 153 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 Adjusted EBITDA Net Sales [$M] [$M] 14.7% 15.8% 16.5% 16.6% 15.0% 18.6% 20.3% 20.7% Margin %

Surface Treatment Chemicals Expected Growth Drivers Growth in BRIC countries continues at fast pace Expanding portfolio of chrome-free and environmentally sound new technologies such as Oxsilan™ Ongoing process improvement in collaboration with customers Growth in aircraft industry Resurgence in US basic manufacturing

Rockwood Investments & Positioning New surface treatment facilities in BRIC countries Plants opened in Brazil, Turkey, Mexico and India in past 24 months Penetration of new customers and markets Two new auto lines in Europe adopting Oxsilan surface treatment technology Expanding presence of environmentally friendly products in metal cans, food processing

Rockwood Investments & Positioning, cont. Expanded presence in the US Rockwood opens world’s largest surface treatment facility in Michigan, consolidating existing plants, lowering costs and expanding capacity

Performance Additives – Color Pigments #2 global supplier of synthetic iron oxide pigments & a global leader in supply of technical grade ultramarine blue pigments Pigments for the coloring of concrete products including paving stones, bricks, concrete blocks, roofing tiles, stucco and mortar; color pigments for paints, coating, plastics, paper, rubber and inks; high-purity iron oxides for pharmaceuticals, food and cosmetics; specialty iron oxides for toners and catalysts.

Performance Additives – Clay Additives A global leader in specialty additives & rheological modifiers To modify the flow and thickness of materials, keep solids in suspension and/or maintain levels of coloration in architectural coatings, ink, paper manufacturing, personal care and household products, oilfield drilling fluids and carbonless carbon paper.

Performance Additives – Net Sales & Adjusted EBITDA Note: FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 712 798 870 873 672 727 784 772 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 154 141 163 114 95 124 144 140 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 Adjusted EBITDA Net Sales [$M] [$M] 21.6% 17.6% 18.7% 13.0% 14.2% 17.0% 18.4% 18.2% Margin %

Performance Additives Expected Growth Drivers—Color Pigments Expansion of new high purity ion oxide pigment for pharmaceutical, cosmetics, personal care and food applications Further classification of lead-based colors positions Solaplex™ as an eco-friendly alternative Solarox™’s environmental benefits for construction market Eventual rebound of US construction industry Expected Growth Drivers—Clay Additives Advanced and sustainable unconventional drilling for gas and oil VOC compliant industrial coatings and water-based architectural coatings

Rockwood Investments & Positioning Color Pigments—constructing an advanced technology color pigments plant in Augusta, GA New facility based on new technology developed in Europe New facility consolidates two existing US plants and lowers cost Facility will provide higher quality color pigments and expanded capacity in North America in 2014

Rockwood Investments & Positioning Clay Additives Additional investments to support Rockwood’s position as a leading supplier of mud additives for drilling for oil and natural gas.

TiO2 Pigments A global market leader in specialty sulphate TiO2 products & specialty zinc sulfide & barium sulfate additives for niche applications Synthetic fiber, paint and coatings, plastics, printing inks, foils and films, food, cosmetics and pharmaceuticals, and microparticles for catalyst systems; products for water treatment, steel manufacturing and the cement industry.

TiO2 Pigments – Net Sales & Adjusted EBITDA Note: FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 399 409 443 781 666 759 930 884 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 81 82 83 108 97 130 258 270 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 Titanium Dioxide Pigments Adjusted EBITDA Net Sales [$M] [$M] 20.3% 20.0% 18.7% 13.8% 14.6% 17.1% 27.7% 30.5% Margin %

TiO2 Expected Growth Drivers Steady growth in demand for synthetic fibers fueled by growing demand for cotton and expanding global demand for leisure clothing Supply-demand balance for TiO2 to remain in producers favor Outdoor plastics market International steel industry demand for new RUTLIT product grades Rising demand for high SPF sunscreen products

Rockwood Investments & Positioning Largest global producer of specialty TiO2 grades Production system based on two world-class sulfate production facilities, with varied raw material base Leader in small particle technology

Advanced Ceramics #1 for ceramic hip joint components, ceramic cutting tools, discs for sanitary fittings, electronic ceramic applications & ceramic armor components Industrial and mobile electronic devices, automotive electronic components, medical technology, general industrial machinery and metalworking as well as energy and environmental industries.

Advanced Ceramics – Net Sales & Adjusted EBITDA Note: FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 370 390 453 539 412 516 585 563 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 94 105 128 159 108 153 184 179 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 Adjusted EBITDA Net Sales [$M] [$M] 25.4% 26.9% 28.3% 29.5% 26.1% 29.7% 31.4% 31.7% Margin %

Advanced Ceramics Expected Growth Drivers Medical Applications Further penetration of ceramic hip joints Ceramic knee joints Ceramic spine disks New lighting applications Water purification Increasing electronic components in luxury cars Mining applications

Rockwood Investments & Positioning Continued leading market position in ceramic hip joints supplying all major artificial hip suppliers Leader in advanced ceramic technology in electronic ceramics, cool power applications, diesel engine molds New medical ceramic potential in ceramic knee, now in test applications

Moving Forward 2011-2015

Strategic Goal – Third 5 Years – 2011-2015 Maximize shareholder value

Moving Forward – Third Five Years – 2011-2015 Focus on Growth Heavily invest in organic growth Bolt-on acquisitions Maintain debt to Adjusted EBITDA of 1.5 or less Achieve EPS growth of 20% per year Position the lithium business for the coming transportation revolution (plug in and hybrid cars)

Summary

Steady Growth and Strong Adjusted EBITDA Margins Note: Reflects the divestitures of the Groupe Novasep, Electronics and AlphaGary businesses. FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 2,362 2,553 2,877 3,488 2,769 3,192 3,669 3,570 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 464 489 583 652 510 634 863 879 2005 2006 2007 2008 PF 2009 2010 2011 LTM 6/2012 Adjusted EBITDA Net Sales [$M] [$M] 19.6% 19.2% 20.3% 18.7% 18.4% 19.9% 23.5% 24.6% Margin %

Last 10 Years – 2001-2010 We have built a first-rate, global inorganic specialty chemicals and advanced materials company with an established track record. We have delivered what we promised.

Summary Global leading business positioned for significant growth Strong balance sheet and cash flow to support investments Significant investments under way to support growth and cost reduction Established track record on creating value for shareholders

Appendix

Consolidated Net Debt (a) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $200 million and converts Euro denominated debt at average Euro-rate during LTM period. (b) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses. December 31, 2011 March 31, 2012 June 30, 2012 ($M) as reported Covenant (a) as reported Covenant (a) as reported Covenant (a) Balance Sheet FX-Rate 1.30 1.39 1.33 1.38 1.27 1.34 LTM Adj EBITDA $862.8 $875.2 (b) $891.2 $902.9 (b) $878.6 $888.9 (b) Net Debt Rockwood Term Loans 845.8 845.8 1,191.5 1,191.5 1,191.5 1,191.5 TiO2 Venture Term Loans 252.7 271.5 260.2 268.7 506.7 535.6 Other Debt 65.1 64.8 71.3 69.4 68.6 68.0 Sr. Sub. Notes 2014 524.1 - - Total Debt $1,687.7 $1,182.1 $1,523.0 $1,529.6 $1,766.8 $1,795.1 Cash (321.5) (200.0) (97.9) (97.9) (343.4) (200.0) Net Debt $1,366.2 $982.1 $1,425.1 $1,431.7 $1,423.4 $1,595.1 Net Debt / LTM Adj. EBITDA 1.58 x 1.60 x 1.62 x Covenant - as calculated 1.12 x 1.59 x 1.79 x - with full cash 0.98 x 1.59 x 1.63 x Covenant per Credit Agreement 2.75 x 2.75 x 2.75 x

Reconciliation of Net Sales – LTM 6/2012 and 2008 PF (a) Includes proforma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008. $ 3,487.5 $ 134.1 $ 539.1 $ 781.2 $ 873.2 $ 724.4 $ 435.5 Total Net Sales 350.5 - 33.2 246.4 37.6 33.3 - Proforma adjustments (a) $ 3,137.0 $ 134.1 $ 505.9 $ 534.8 $ 835.6 $ 691.1 $ 435.5 Net sales, as reported - year ended December 31, 2008 and other Ceramics Pigments Additives Treatment Lithium Corporate Advanced Dioxide Performance Surface Consolidated Titanium ($ in millions) Net Sales - 2008 PF $ 3,570.3 $ 153.1 $ 563.4 $ 884.4 $ 772.3 $ 738.9 $ 458.2 Twelve months ended June 30, 2012 1,815.1 77.2 287.4 436.8 402.0 372.4 239.3 Six months ended June 30, 2012 $ 1,755.2 $ 75.9 $ 276.0 $ 447.6 $ 370.3 $ 366.5 $ 218.9 Six months ended December 31, 2011 and other Ceramics Pigments Additives Treatment Lithium Corporate Advanced Dioxide Performance Surface Consolidated Titanium ($ in millions) Net Sales - LTM June 30, 2012

Inc. from Cont. Ops. To Adjusted EBITDA – LTM 6/2012 $ 878.6 $ (38.2) $ 178.8 $ 269.7 $ 140.2 $ 152.6 $ 175.5 Total Adjusted EBITDA 7.9 0.2 0.5 5.7 1.1 0.3 0.1 Other 10.6 4.6 0.7 - - 6.4 (1.1) Foreign exchange loss (gain) on financing activities, net 12.5 2.9 0.7 2.7 0.9 3.0 2.3 Loss on early extinguishment/modification of debt 2.2 0.3 0.1 1.7 - 0.1 - Acquisition and disposal costs 7.5 - - 6.2 0.5 0.5 0.3 Systems/organization establishment expenses 27.4 0.4 0.7 - 5.1 7.9 13.3 Restructuring and other severance costs 264.9 8.4 52.0 70.8 59.5 31.4 42.8 Depreciation and amortization 83.8 18.4 18.2 15.1 8.4 18.6 5.1 Interest expense, net $ 461.8 $ (73.4) $ 105.9 $ 167.5 $ 64.7 $ 84.4 $ 112.7 Income (loss) from continuing operations before taxes Twelve months ended June 30, 2012 and other Ceramics Pigments Additives Treatment Lithium Corporate Advanced Dioxide Performance Surface Consolidated Titanium ($ in millions)

Inc. from Cont. Ops. To Adjusted EBITDA – 2011 $ 862.8 $ (43.7) $ 183.7 $ 257.6 $ 144.0 $ 151.0 $ 170.2 Total Adjusted EBITDA (a) 6.7 0.4 0.6 4.3 1.0 0.3 0.1 Other (1.3) (3.4) 0.8 - 1.1 2.9 (2.7) Foreign exchange (gain) loss on financing activities, net 16.6 3.2 4.0 - 1.7 4.7 3.0 Loss on early extinguishment/modification of debt 0.4 0.2 0.1 - - 0.1 - Acquisition and disposal costs 6.5 - - 5.0 0.7 0.8 - Systems/organization establishment expenses 14.5 0.3 0.7 - 2.3 8.1 3.1 Restructuring and other severance costs 267.2 8.7 53.7 71.9 58.4 33.1 41.4 Depreciation and amortization 96.1 24.7 21.6 12.7 9.1 20.6 7.4 Interest expense, net $ 456.1 $ (77.8) $ 102.2 $ 163.7 $ 69.7 $ 80.4 $ 117.9 Income (loss) from continuing operations before taxes Year ended December 31, 2011 and other Ceramics Pigments Additives Treatment Lithium Corporate Advanced Dioxide Performance Surface Consolidated Titanium ($ in millions)

Inc. from Cont. Ops. To Adjusted EBITDA – 2010 (a) Excludes discontinued operations of the plastic compounding business. $ 634.4 $ (40.6) $ 153.2 $ 129.5 $ 123.8 $ 123.2 $ 145.3 Total Adjusted EBITDA (a) 0.4 (0.0) - (0.2) 0.7 (0.3) 0.2 Other 1.0 0.9 (0.4) - 0.1 (0.2) 0.6 Foreign exchange loss (gain) on financing activities, net 11.5 4.7 0.8 0.1 4.1 1.5 0.3 Asset write-downs and other 1.6 0.3 0.4 - 0.3 0.3 0.3 Loss on early extinguishment/modification of debt 1.3 1.0 - - 0.2 0.1 - Acquisition and disposal costs 2.1 0.1 0.2 0.5 0.3 1.0 - Systems/organization establishment expenses 5.0 0.4 1.1 - 1.5 2.0 - Restructuring and other severance costs 255.9 9.2 49.6 69.6 56.8 32.7 38.0 Depreciation and amortization 151.1 30.2 29.1 15.0 25.8 29.6 21.4 Interest expense, net $ 204.5 $ (87.4) $ 72.4 $ 44.5 $ 34.0 $ 56.5 $ 84.5 Income (loss) from continuing operations before taxes Year ended December 31, 2010 and other Ceramics Pigments Additives Treatment Lithium Corporate Advanced Dioxide Performance Surface Consolidated Titanium ($ in millions)

Inc. from Cont. Ops. To Adjusted EBITDA – 2009 (a) Excludes discontinued operations of the plastic compounding business. $ 509.9 $ (17.1) $ 107.7 $ 97.3 $ 95.1 $ 84.8 $ 142.1 Total Adjusted EBITDA (a) 4.6 (0.1) 0.1 - 2.0 2.3 0.3 Other (16.0) (11.3) (0.6) - 0.1 (5.9) 1.7 Foreign exchange loss (gain) on financing activities, net 2.6 1.8 0.3 - 0.2 0.4 (0.1) Asset write-downs and other 26.6 6.0 7.2 - 2.4 4.5 6.5 Loss on early extinguishment/modification of debt 3.0 0.1 - 0.1 2.7 0.1 - Acquisition and disposal costs 6.3 0.1 0.3 3.1 2.1 0.7 - Systems/organization establishment expenses 20.3 1.4 7.0 0.1 6.1 5.2 0.5 Restructuring and other severance costs 274.2 11.3 52.0 77.7 62.7 34.4 36.1 Depreciation and amortization 178.1 24.4 36.1 24.6 31.8 33.7 27.5 Interest expense, net $ 10.2 $ (50.8) $ 5.3 $ (8.3) $ (15.0) $ 9.4 $ 69.6 Income (loss) from continuing operations before taxes Year ended December 31, 2009 and other Ceramics Pigments Additives Treatment Lithium Corporate Advanced Dioxide Performance Surface Consolidated Titanium ($ in millions)

Inc. from Cont. Ops. To Adjusted EBITDA – 2008 PF

($ in millions)	Lithium	Surface Treatment	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Corporate and other	Consolidated
Year ended December 31, 2008							
Income (loss) from continuing operations before taxes	$ 117.9	$ 43.2	$ (470.6)	$ (266.3)	$ 61.3	$ (155.5)	$ (670.0)
Interest expense, net	27.6	20.8	31.7	37.7	34.0	73.3	225.1
Depreciation and amortization	36.3	29.8	67.2	56.3	47.0	13.0	249.6
Goodwill impairment charges	-	-	456.6	247.7	-	13.2	717.5
Restructuring and other severance costs	1.3	15.9	9.8	0.2	4.5	2.4	34.1
Systems/organization establishment expenses	-	2.7	5.1	3.4	0.3	1.0	12.5
Acquisition and disposal costs	-	-	0.9	-	-	0.8	1.7
Inventory write-up charges	-	0.8	1.5	3.3	1.3	-	6.9
Gain on early extinguishment of debt	-	-	-	-	-	(4.0)	(4.0)
Asset write-downs and other	0.2	(1.5)	0.5	1.1	0.1	(2.3)	(1.9)
Acquired in-process research and development	-	-	2.6	-	0.3	-	2.9
Foreign exchange (gain) loss on financing activities, net	(2.4)	5.3	0.3	(0.3)	1.4	28.0	32.3
Other	-	(0.5)	1.5	-	-	0.9	1.9
Proforma Adjustments (a)	-	3.7	6.4	24.6	8.5	-	43.2
Total Adjusted EBITDA (b)	$ 180.9	$ 120.2	$ 113.5	$ 107.7	$ 158.7	$ (29.2)	$ 651.8

(a) Includes proforma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008.

(b) Excludes discontinued operations of the plastic compounding business.

Rockwood Powered by Lithium

52

Inc. from Cont. Ops. To Adjusted EBITDA – 2007 (a) Excludes discontinued operations of the Groupe Novasep, Electronics and plastic compounding businesses. $ 583.4 $ (34.5) $ 128.1 $ 82.9 $ 162.5 $ 98.2 $ 146.2 Total Adjusted EBITDA (a) (0.3) 0.1 0.1 - 0.7 (1.2) - Other (7.8) (5.8) (1.2) - (0.2) - (0.6) Foreign exchange (gain) loss on financing activities, net (4.7) (5.2) - 0.5 0.2 0.1 (0.3) Asset write-downs and other 19.1 17.2 - - 1.9 - - Loss on early extinguishment of debt 0.9 0.9 - - - - - Refinancing expenses 5.7 - 0.1 - 5.5 0.1 - Inventory write-up charges 1.8 - - 1.6 0.1 0.1 - Acquisition and disposal costs 3.6 0.1 1.1 - 2.8 (0.4) - Systems/organization establishment expenses 12.0 4.7 2.5 - 2.2 2.3 0.3 Restructuring and other severance costs 203.2 10.0 40.5 42.3 58.7 19.6 32.1 Depreciation and amortization 210.7 87.4 34.1 32.2 20.8 10.5 25.7 Interest expense, net $ 139.2 $ (143.9) $ 50.9 $ 6.3 $ 69.8 $ 67.1 $ 89.0 Income (loss) from continuing operations before taxes Year ended December 31, 2007 and other Ceramics Pigments Additives Treatment Lithium Corporate Advanced Dioxide Performance Surface Consolidated Titanium ($ in millions)

Inc. from Cont. Ops. To Adjusted EBITDA – 2006 (a) Excludes discontinued operations of the Groupe Novasep, Electronics and plastic compounding businesses. $ 489.4 $ (29.7)   $ 104.8   $ 81.9   $ 140.7   $ 82.3   $ 109.4 Total Adjusted EBITDA (a) 0.5 1.3 1.2 (1.7) 1.4 (0.8) (0.9) Other (8.6)   (9.1)   -   -   0.1   0.5   (0.1) Foreign exchange (gain) loss on financing activities, net (0.3) (1.2) 0.1 0.1 0.4 0.1 0.2 Asset write-downs and other 0.9   -   0.1   -   0.8   -   - Inventory write-up charges 1.9 0.8 - - 0.1 1.0 - Acquisition and disposal costs 9.8   7.1   1.3   -   1.3   0.1   - Systems/organization establishment expenses 5.3 1.1 1.1 - 1.2 1.1 0.8 Restructuring and other severance costs 2.2   -   -   -   -   -   2.2 Impairment charges 168.0 8.9 33.1 36.1 44.6 17.7 27.6 Depreciation and amortization 197.7 84.7 31.5 28.9 13.1 13.1 26.4 Interest expense, net $ 112.0 $ (123.3) $ 36.4 $ 18.5 $ 77.7 $ 49.5 $ 53.2 Income (loss) from continuing operations before taxes Year ended December 31, 2006 and other Ceramics Pigments Additives Treatment Lithium Corporate Advanced Dioxide Performance Surface Consolidated Titanium ($ in millions)

Inc. from Cont. Ops. To Adjusted EBITDA – 2005 (a) Excludes discontinued operations of the Groupe Novasep, Electronics and plastic compounding businesses. $ 463.7 $ (25.6) $ 93.8 $ 81.1 $ 153.8 $ 69.2 $ 91.4 Total Adjusted EBITDA (a) (3.3) (2.3) - - (0.6) (0.4) - Other (112.2) (113.1) - - (1.0) 1.6 0.3 Foreign exchange loss (gain) on financing activities, net (4.4) - (2.9) - 0.2 (1.7) - Asset write-downs and other 1.1 - - - 1.1 - - Inventory write-up charges 25.9 24.8 - - 1.1 - - Loss on early extinguishment of debt 10.0 10.0 - - - - - Management services agreement termination fee 1.0 1.0 - - - - - Refinancing expenses 1.1 0.9 - - 0.2 - - Acquisition and disposal costs 3.9 3.6 0.1 - 0.3 (0.1) - Systems/organization establishment expenses 15.8 2.7 2.6 - 6.3 3.4 0.8 Restructuring and other severance costs 0.4 - - - 0.4 - - Impairment charges 150.4 8.7 29.8 34.9 34.5 16.5 26.0 Depreciation and amortization 212.3 100.8 30.1 30.8 20.6 7.1 22.9 Interest expense, net $ 161.7 $ (62.7) $ 34.1 $ 15.4 $ 90.7 $ 42.8 $ 41.4 Income (loss) from continuing operations before taxes Year ended December 31, 2005 and other Ceramics Pigments Additives Treatment Lithium Corporate Advanced Dioxide Performance Surface Consolidated Titanium ($ in millions)

Net Cash from Operations To Adjusted EBITDA: 2005 – LTM 6/2012

	Twelve months ended							
	June 30,	December 31,						
($ in millions)	2012	2011	2010	2009	2008	2007	2006	2005
Net cash provided by operating activities from continuing operations	$ 434.5	$ 450.8	$ 478.0	$ 363.6	$ 279.6	$ 342.6 (a)	$ 251.8 (a)	$ 237.5 (a)
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions	222.5	191.4	(48.5)	(90.6)	72.7	46.3	22.6	2.4
Current portion of income tax provision	99.3	98.1	36.3	29.8	38.5	37.2	29.3	28.2
Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives	74.0	91.8	158.6	174.1	164.0	166.7	195.2	198.5
Restructuring and other severance costs	27.4	14.5	5.0	20.3	34.1	12.0	5.3	15.7
Systems/organization establishment expenses	7.5	6.5	2.1	6.3	12.5	4.8	11.5	5.1
Acquisition and disposal costs	2.2	0.4	1.3	3.0	1.7	2.3	1.9	1.1
Inventory write-up charges	-	-	-	-	6.9	5.7	1.1	-
Bad debt provision	0.6	0.2	1.2	(1.2)	(3.3)	1.2	-	(1.6)
Other	10.6	9.1	0.4	4.6	1.9	(4.4)	(0.8)	3.2
Proforma adjustments (b)	-	-	-	-	43.2	-	-	-
Discontinued operations adjustments (c)	-	-	-	-	-	(31.0)	(28.5)	(26.4)
Total Adjusted EBITDA	$ 878.6	$ 862.8	$ 634.4	$ 509.9	$ 651.8	$ 583.4	$ 489.4	$ 463.7

(a) Includes our former plastic compounding business which was sold on January 7, 2011.

(b) Includes proforma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008.

(c) Primarily represents the Adjusted EBITDA of our former plastic compounding business which were sold on January 7, 2011.

Rockwood
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